                                                                  Exhibit 10.22

                         FIFTH AMENDMENT TO LOAN AGREEMENT


       This FIFTH AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), dated as of April 2, 1998, is among SONIC CORP., a Delaware corporation (the "BORROWER"), each of the banks or other lending institutions which is or may from time to time become a signatory or party to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "BANK" and collectively, the "BANKS"), and CHASE BANK OF TEXAS, N.A. (formerly known as Texas Commerce Bank National Association), a national banking association ("CHASE"), as agent for itself and the other Banks and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "AGENT").

                                     RECITALS:

       A. Borrower, Agent and Banks have entered into that certain Loan Agreement dated as of July 12, 1995, as amended by (i) that certain First Amendment to Loan Agreement dated as of August 16, 1996, (ii) that certain Second Amendment to Loan Agreement dated as of September 27, 1996, (iii) that certain Third Amendment to Loan Agreement dated as of June 19, 1997, and (iv) that certain Fourth Amendment to Loan Agreement dated as of January 27, 1998 (as amended, the "AGREEMENT").

       B. Pursuant to the Agreement, the undersigned guarantors (each a "GUARANTOR" and, collectively, the "GUARANTORS") executed those certain Guaranty Agreements dated as of July 12, 1995 (each a "GUARANTY" and collectively, the "GUARANTIES"), which guarantee to Agent the payment and performance of the Obligations (as defined in the Agreement).

       C. Borrower, Agent and Banks now desire to amend the Agreement (i) to decrease the commitments of the Banks to $60,000,000 in the aggregate, (ii) to modify certain covenants, and (iii) as otherwise provided herein.

       NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

       Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent no otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE II

                                    AMENDMENTS

       Section 2.1 AMENDMENT TO COMMITMENTS. Effective as of the date hereof, the Commitment amounts set forth on the signature pages to the Agreement are hereby amended to be amounts set forth below for the respective Banks:

       Chase Bank of Texas, National Association          $15,750,000
       NationsBank, N.A.                                   14,250,000
       UMB Oklahoma Bank                                   11,250,000
       Summit Bank                                         11,250,000
       BancFirst                                            7,500,000
                                                          -----------
           TOTAL                                          $60,000,000
                                                          -----------
                                                          -----------

       Section 2.2 DEFINITION OF CONSOLIDATED EBIT. Effective as of the date hereof, Section 1.1 of the Agreement is hereby amended to add the following definition of "CONSOLIDATED EBIT" which definition shall read in its entirety as follows:

            "CONSOLIDATED EBIT" means for any period, the sum of the following, calculated on a consolidated basis for the Borrower and the Subsidiaries without duplication: (a) the amount of net income for such period (whether positive or negative), PLUS (b) (to the extent actually deducted in calculating net income) interest expense (including the interest portion of Capital Lease Obligations) and Income Taxes, PLUS
     (c) losses (or MINUS gains) from the sale of fixed assets not in the ordinary course of business and other extraordinary or nonrecurring items.

       Section 2.3 DEFINITION OF FIXED CHARGE COVERAGE RATIO. Effective as of the date hereof, the definition of "Fixed Charge Coverage Ratio" set forth in
Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

            "FIXED CHARGE COVERAGE RATIO" means, at the end of each fiscal quarter of the Borrower for the most recent four (4) fiscal quarters then ended, the ratio of (a)

     Consolidated EBIT PLUS noncapitalized lease obligations to (b) interest expense PLUS noncapitalized lease obligations.

       Section 2.4 AMENDMENT TO COVENANT REGARDING DEBT. Effective as of the date hereof, Section 9.1 of the Agreement is hereby amended to add a new subsection (i) to read in its entirety as follows:

            (i) Debt incurred in connection with senior notes issued by Borrower in an amount not to exceed Fifty Million Dollars ($50,000,000) (the "PRIVATE PLACEMENT"); provided that the Private Placement shall be upon terms substantially in accordance with the terms and covenants attached hereto as Annex 2 and shall have been completed by May 31, 1998.

       Section 2.5 AMENDMENT TO COVENANT REGARDING STOCK REPURCHASE. Effective as of the date hereof, the amount of "Five Million and No/100 Dollars ($5,000,000.00)" appearing in Section 9.4 of the Agreement is hereby amended to read "Ten Million and No/100 Dollars ($10,000,000.00)".

       Section 2.6 AMENDMENT TO MINIMUM CONSOLIDATED NET WORTH. Effective as of the date hereof, Section 10.2 of the Agreement is hereby amended to read in its entirety as follows:

            Section 10.2 MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit the Consolidated Net Worth to be less than the sum of (a) $95,000,000, PLUS (b) for each fiscal quarter of the Borrower ended through the date of determination, beginning with the fiscal quarter ending November 30, 1997, 50% of the positive consolidated net income of the Borrower and the Subsidiaries for such quarter, PLUS (c) 100% of the Net Proceeds received by the Borrower from any issuance, sale or other disposition of any shares of capital stock or other equity securities of the Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares), but in no event shall the sum of (a),
     (b) and (c) above be less than $95,000,000.

       Section 2.7 AMENDMENT OF FIXED CHARGE COVERAGE RATIO. Effective as of the date hereof, Section 10.3 of the Agreement is hereby amended to read in its entirety as follows:

            Section 10.3 FIXED CHARGE COVERAGE RATIO. The Borrower will maintain or cause to be maintained, as of the end of each quarter of each fiscal year of the Borrower, a Fixed Charge Coverage Ratio of not less than 2.0 to 1.0 for the most recent four (4) fiscal quarters then ended.

       Section 2.8 AMENDMENT TO CONSOLIDATED FUNDED DEBT TO CONSOLIDATED EBITDA RATIO. Effective as of the date hereof, the ratio "2.00 to 1.00" appearing in Section 10.4 of the Agreement is hereby amended to read "2.50 to 1.00".


                                   ARTICLE III

                              CONDITIONS PRECEDENT

       Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

          (b) NO DEFAULT. No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

          (c) CORPORATE MATTERS. All corporate proceedings taken in connection with the transactions contemplated by this amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                    ARTICLE VI

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

       Section 4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and the Banks agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

       Section 4.2 RELEASE OF CLAIMS. The Borrower and the Guarantors each hereby acknowledge and agree that to their knowledge none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, the Borrower and the Guarantors each hereby waive, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims that are known to the Borrower or any Guarantor as of the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

       Section 4.3 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, partnership and trust action on the part of Borrower and the Guarantors and will not violate the articles of incorporation, bylaws, partnership agreement or other organizational documents of Borrower or the Guarantors, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V

                                 MISCELLANEOUS

       Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and the Banks to rely upon them.

       Section 5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

       Section 5.3 EXPENSES OF AGENT. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Agent's legal counsel.

       Section 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

       Section 5.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

       Section 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent and the Banks and their respective successors and permitted assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

       Section 5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       Section 5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

       Section 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

       Section 5.10 NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 15 of the Texas Finance Code (formerly Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15)), as amended, are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

       Section 5.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

       Executed as of the date first written above.

                                       BORROWER:

                                       SONIC CORP.



                                       By: /s/ W. Scott McLain
                                          -----------------------------------
                                          W. Scott McLain
                                          Chief Financial Officer

                                       AGENT AND BANKS:

                                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                       (formerly known as Texas Commerce Bank
                                       National Association), as Agent and as
                                       a Bank



                                       By: /s/ Mae Kantipong
                                          -----------------------------------
                                          Name: Mae Kantipong
                                               ------------------------------
                                          Title: Vice President
                                                -----------------------------

                                       NATIONSBANK, N.A. (formerly
                                       Boatmen's National Bank of Oklahoma,
                                       formerly Bank IV Oklahoma, N.A.)



                                       By: /s/ Michael S. Reeves
                                          -----------------------------------
                                          Name: Michael S. Reeves
                                               ------------------------------
                                          Title: Sr. Vice President
                                                -----------------------------

                                       UMB OKLAHOMA BANK



                                       By: /s/ Richard J. Lehrter
                                          -----------------------------------
                                          Name: Richard J. Lehrter
                                               ------------------------------
                                          Title: Executive Vice President
                                                -----------------------------

                                       SUMMIT BANK



                                       By: /s/ Christopher J. Annas
                                          -----------------------------------
                                          Name: Christopher J. Annas
                                               ------------------------------
                                          Title: Regional Vice President
                                                -----------------------------

                                       BANCFIRST



                                       By: /s/ Steve A. Griffin
                                          -----------------------------------
                                          Name: Steve A. Griffin
                                               ------------------------------
                                          Title: Vice President
                                                -----------------------------


       Each Guarantor hereby (a) consents and agrees to this Amendment, (b) agrees that its respective Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, and (c) represents and warrants that each of the representations and warranties set forth in this Amendment with regard to each such Guarantor are true and correct in all respects.

                                       GUARANTORS:

                                       SONIC RESTAURANTS, INC.



                                       By: /s/ W. Scott McLain
                                          -----------------------------------
                                          W. Scott McLain
                                          Chief Financial Officer

                                       SONIC INDUSTRIES INC.



                                       By: /s/ W. Scott McLain
                                          -----------------------------------
                                          W. Scott McLain
                                          Chief Financial Officer


                                       AMERICA'S DRIVE-IN CORP.



                                       By: /s/ W. Scott McLain
                                          -----------------------------------
                                          Name: W. Scott McLain
                                               ------------------------------
                                          Title: Chief Financial Officer
                                                -----------------------------


                                       AMERICA'S DRIVE-IN TRUST



                                       By: /s/ W. Scott McLain
                                          -----------------------------------
                                          Name: W. Scott McLain
                                               ------------------------------
                                          Title: Chief Financial Officer
                                                -----------------------------


                                       EACH OF THE PARTNERSHIPS SPECIFIED ON
                                       ANNEX 1 HERETO, each an Oklahoma general partnership

                                       By: /s/   Sonic Restaurants, Inc.,
                                            Managing General Partner of
                                            each of such partnerships



                                       By: /s/ W. Scott McLain
                                          -----------------------------------
                                          W. Scott McLain
                                          Chief Financial Officer